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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): March 16, 2004



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                  333-110437               41-1955181
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)             File Number)         Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5




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Items1  through  4,  Item 6 and  Item 8 are not  included  because  they are not applicable.

Item 5.   Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Asset Mortgage Products, Inc. will file concurrently with, or subsequent to the filing of this Current Report on Form 8-K, a prospectus dated December 17, 2003 (the "Base Prospectus") and will file a prospectus supplement dated March 12, 2004 (the "Prospectus Supplement" and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its GMACM Mortgage pass-Through Certificates, Series 2004-J1. PricewaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as exhibit 23.1.










* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.

Item 7.  Financial Statement and Exhibits

        Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Inc. and subsidiaries ("MBIA") with respect to (a) the incorporation by reference in the Prospectus Supplement of their reports dated January 31, 2003, on the audit of the consolidated financial statements of MBIA as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and (b) with respect to the reference to their firm under the caption "Experts" in the prospectus Supplement.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:     /s/ Patricia C. Taylor
                                                  _____________________________
                                            Name:   Patricia C. Taylor
                                            Title:  Vice President
Dated: March 16, 2004

                                  Exhibit Index
                                  --------------
Exhibit                                                          Page

23.1               Consent of PricewaterhouseCoopers LLP          6

                                  EXHIBIT 23.1

                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------
We hereby consent to the incorporation by reference in the Prospectus Supplement GMACM Mortgage Loan Trust 2004-J1, Mortgage Pass-Through Certificates, Series 2004-J1 comprising part of the Registration Statement (No 333-110437) of Residential Asset Mortgage Products, Inc., of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.




                                                 /s/ PricewaterhouseCoopers LLP


March 10, 2004